UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2015 (January 29, 2015)

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in charter)

Cayman Islands	001-34409	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

 (Address of Principal Executive Offices) (Zip code)

(86) 10-84945799

 (Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 29, 2015 EST, Recon Technology, Ltd., (the “Company”) held its 2014 annual general meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, a majority of the Company’s shares of common stock represented at the Annual Meeting and voting on each proposal voted to approve the following proposals (each a “Proposal”):

1. To increase authorized share capital of the Company from US$462,500.00 divided into 25,000,000 Ordinary Shares of a nominal or par value of US$0.0185 each to US$1,850,000 by the creation of 75,000,000 Ordinary Shares of a nominal or par value of US$0.0185 each having the rights and subject to the restrictions set out in the Second Amended and Restated Articles of Association adopted pursuant to Proposal 4 below (“Increase of Authorized Capital”);

2. To require a special resolution to remove a director prior to the end of such director’s term, which may only occur because of negligence or other reasonable cause by such director (the “Director Removal Requirement”);

3. To approve that a reduction of the quorum for a general shareholders meeting from 50% to one-third of the issued and outstanding shares of the Company (the “Quorum Reduction”);

4. To approve and adopt the Second Amended and Restated Memorandum of Association and Articles of Associations, which incorporate amendments including but not limited to, Increase of Authorized Capital, Director Removal Requirement and Quorum Reduction;

5. To elect two Class II members of the board of directors, Mr. Jijun Hu and Mr. Nelson N.S. Wong, to serve a term expiring at the annual general meeting of stockholders following the fiscal year ending June 30, 2017, or until their successors are duly elected and qualified;

6. To approve the Company’s 2015 Equity Incentive Plan; and

7. To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

All matters voted on at the Annual Meeting were approved as recommended by the Board of Directors of the Company.  The number of votes cast for or against with respect to each proposal, as applicable, is set forth below. The Company’s inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
To increase the Company’s authorized capital;	1,496,209	253,274	3,900

To require a special resolution to remove a director prior to the end of such director’s term;	1,472,144	280,689	550

To approve a reduction of the quorum for a general shareholders meeting from 50% to one-third of the issued and outstanding shares of the Company;	1,466,349	285,684	1,350

To Approve and adopt the Second Amended and Restated Memorandum of Association and Articles of Associations;	1,471,859	280,274	1,250

Election of Directors
Jijun HU	1,501,209	0	252,174
Nelson N.S. WONG	1,501,209	0	252,174

Ratification of Appointment of Independent registered public accounting firm	2,701,845	933	550

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECON TECHNOLOGY, LTD.

Date: February 4, 2015	By:	/s/ Liu Jia
Name: Liu Jia
Title: Chief Financial Officer

3